Exhibit 99.1

J.P. Morgan 41st Annual Healthcare Conference Udit Batra, Ph.D. President & CEO January 9, 2023

Cautionary Statements

Waters™

This presentation contains forward-looking statements regarding future results and events, including financial and operational guidance and projected estimates. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “outlook,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements may include statements regarding future operating and financial performance, market growth, success of our products, and customer trends. Forward-looking statements in this presentation are based on Waters’ expectations and assumptions as of the date of this presentation and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. Each of these forward-looking statements involves risks and uncertainties, and actual results may differ materially from such forward-looking statements. We discuss various factors that may cause Waters actual results to differ from those expressed or implied in the forward-looking statements in this presentation, including, but not limited to, those factors relating to the impact on Waters’ operating results throughout the Company’s various market sectors or geographies from economic, regulatory, sovereign and political uncertainties, including disruptions in our manufacturing capabilities or to our supply chain, volatility and uncertainty in global capital markets limiting our ability to access capital and foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results, as well as the impact of the ongoing COVID-19 pandemic, in the sections entitled “Forward-Looking Statements”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission (“SEC”) on February 24, 2022, as updated by the Company’s subsequent filings with the SEC, including the Company’s Quarterly Reports on Form 10-Q, as well as the Company’s 2021 Annual Report. Except as required by law, Waters does not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

To supplement the Company’s financial statements presented on a GAAP basis, the Company has provided certain non-GAAP financial measures, such as constant currency revenue and non-GAAP earning per diluted share. Management uses these non-GAAP measures to evaluate the Company’s operating performance in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business. Management believes that such measures are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing the Company’s operating performance. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with GAAP. Management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this presentation adjust for specified items that can be highly variable or difficult to predict. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures using a reconciliation of these measures to the most directly comparable GAAP measures included in the Appendix to this presentation and which can also be found on the company’s website at: https://ir.waters.com/.

©2023 Waters Corporation
1

Key Messages Consistently Strong Execution Innovation Revitalized Adjacencies Gaining Traction

Waters at a Glance (NYSE:WAT) ï,§ Liquid chromatography, mass spectrometry, and thermal analysis innovator ï,§ Industry-leading service and informatics ï,§ Partner with customers around the world to ensure the: —Efficacy, safety & quality of medicines and vaccines —Purity of our food and water —Durability of products we use everyday    Note: reconciliations 1. Based of on the trailing non- GAAP twelve -measures months (TTM) to the as most reported, directly GAAP comparable data for GAAP the period measures ended    included October in 1, the 2022; Appendix 2. Operating of this Margin presentation = operating and available income divided on the Company’s by total revenues website (of at: $2 https://ir .95BN),. waters calculated .com/ using . adjusted Non-GAAP data. See Source: Waters Corporation data. ©2023 Waters Corporation 3

A Simple and Repeatable Business Model Note: Awards 1. for Total proven R&D excellence spending as and a percentage innovation in of Customer non-service Experience total company programs revenue . 3. According based on to trailing internal twelve analysis, -months ~80% (TTM) of the as reported, drugs filed GAAP with the data FDA for the and period EMA in ended 2021    October were done 1, 2022 so using . 2. Multiple our Empower ‘Achievement software in .    Customer Excellence’ Source: differences Waters could data be material and estimates . Please . Installed refer to the base Company’s data are estimates Cautionary based Statements on internal . analysis. Forward-looking statements represented on this slide are subject to inherent uncertainties that could cause actual results to differ and such ©2023 Waters Corporation 4

High Exposure to Resilient, Growing Markets

Waters™

TOTAL ADDRESSABLE MARKET $12BN[1]
MSD GROWTH

Pharma

PHARMA **HSD**
- Manufacturing volume; biologics and novel modalities; outsourcing

CLINICAL **MSD-HSD**
- Early disease detection; volume of testing



59%
30%
11%
WATERS
REVENUE (TTM)
$2.95BN[2]
% OF TOTAL

Industrial & Applied

FOOD & ENVIRONMENT **MSD**
- Safe food, water, and environmental health; population growth

MATERIALS **MSD**
- Battery testing; Sustainable polymers

Academic & Government

LSD - MSD
- Increased government funding

~80% of Waters Revenues[1] in Resilient Markets

Note: Growth rates here reflect our internal analysis of historical, long-term market trend data, which are subject to future changes. TAMs and growth rates are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. 1. Estimated total addressable market for analytical instruments of ~$80BN; 2. Revenue data is based on total trailing twelve-month (TTM) as reported, GAAP revenues for the period ended October 1, 2022 (100% = $2.95B)
Source: Waters data and estimates, consulting data, industry reports, and market research.

©2023 Waters Corporation 5

With a Strong, Innovative Portfolio Waters Portfolio (Select Products Shown) Instruments Recurring Revenues Source: Waters Corporation data, analysis, and estimates. ©2023 Waters Corporation

Resulting in Industry-Leading Financials Note: publicly 1. reported Based on total calculations performance comparing or analytical Waters’ instrument 3-year average segment compound performance growth (depending rates from on year which -over is -the year most constant relevant currency comparison organic to sales Waters growth business), for the excluding first nine months COVID -of 19 2020, impacts 2021 . See and reconciliations 2022, with that of of the peers, non-GAAP based    measures on their to margin the most percentage directly comparable with that of GAAP peers, measures based on included their publicly in the reported Appendix total of this performance presentation or analytical and available instrument on the segment Company’s performance website at: (depending https://ir.waters on which .com/ is .    the 2. Based most relevant on calculations comparison comparing to Waters’ Waters’ business) FY-21. non 3. Based -GAAP on operating calculation    comparing + long term Waters’ debt.    3 Source: -year average FactSet; ROIC Company with that public of peers, releases; based Waters on their data, publicly analysis, reported and estimates total performance . . ROIC is Return on Invested Capital, calculated as: ‘ROIC = (Non-GAAP EBIT *(1 – t))/invested capital; Invested capital = equity ©2023 Waters Corporation 7

Key Messages Consistently Strong Execution Innovation Revitalized Adjacencies Gaining Traction

Broad Strength in Our Results 2022 YTD (As Of 3Q22) Total: +14% Organic Revenue Growth in Constant Currency Y/Y Organic Sales Growth in Constant Currency (Year-To-Date As Of 3Q22) Portfolio Geography End Markets Instruments +19% Americas +17% Pharma +12% Service +9% Europe +10% Indust. & Applied +15% Chemistry +9% China +16% Acad. & Govt. +16%    Asia (ex-China) +12%    Note: A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is included in the Appendix of this presentation. Historical returns are not indicative of future performance. ©2023 Waters Corporation 9

Consistently Strong Execution Since Our Transformation... Organic Revenue Growth in Constant Currency Execution Scorecard (3-yr CAGR FY20-22 YTD As Of 3Q22) Portfolio Geography End Markets Instruments +10% Americas +9% Pharma +10% Recurring +8% Europe +9% Non-Pharma* +7%    Asia +8% *Non-pharma = Industrial and A&G Note: comparable * YTD GAAP 3-yr CAGR measures = 3-year are average included compound in the Appendix growth of rates this presentation from year-over and -year are constant available currency on the Company’s sales growth website for the at: first https://ir nine months .waters .of com/ 2020, . Historical 2021 and returns 2022 .are Reconciliations not indicative of of the future non performance -GAAP measures . to the most directly ©2023 Waters Corporation 10

...Leading to Top-Quartile Results YTD Organic Sales Growth 1 3-yr CAGR FY20-22 YTD As Of 3Q22 publicly Note: 1. reported Based on total calculations performance comparing or analytical Waters’ instrument 3-year average segment compound performance growth (depending rates from on year which -over is -the year most constant relevant currency comparison organic to sales Waters growth business), for the excluding first nine months COVID -of 19 2020, impacts 2021 . Market and 2022, growth with rates that and of peers, historical based pricing on their trends    reflect our internal analysis of long-term historical market trend data, which are subject to future changes. Historical results are not indicative of future performance. ©2023 Waters Corporation 11

Strong Contribution from Commercial Initiatives

Waters™

Commercial Initiatives	Solid Progress Made with Long-Term Runway Ahead
1 Instrument Replacement	Strong cadence established; lasting tailwind with ongoing replacement
2 Service Attachment	+350bps since 2019; 650bps remaining vs +1000bps target
3 Contract Organizations	CXO revs doubled since 2019; opportunity for further penetration
4 eCommerce Adoption	~35% Chemistry sales now digital vs. 21% in 2019; 55% target
5 Launch Excellence	Product vitality index +600bps at ~15% vs ~9% in 2019

+~100bps average growth

Realized Opportunity

Note: Data referenced on this slides represents a combination of historical analysis based on internal Waters estimates and forward-looking statements which are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Historical results are not indicative of future performance.

©2023 Waters Corporation
12

Key Messages Consistently Strong Execution Innovation Revitalized Adjacencies Gaining Traction ©2023 Waters Corporation 13

New Products Solving Unmet Needs Launches during the Past Two Years    Characterize biologics    Robust QA/QC with by shape and mass 17x faster, 12x more Biologics testing, Supporting new more precision and speed Enabling large sensitive separation of new food safety, and battery testing demand 100x increase in molecule QA/QC biologics and novel environmental for electric vehicles sensitivity for Greater detection of low modalities applications biologics testing abundance compounds    like PFAS    Source: Waters Corporation data, analysis, and estimates. ©2023 Waters Corporation 14

Innovation Supporting Core Growth Opportunities

Waters™



Xevo™ TQ ABSOLUTE

Launched in 2022

- Up to **15x better sensitivity**[1]
- Up to **45% smaller** and up to **50% more power efficient**[2]
- **Data review time reduced by up to ~50%** with waters_connect[3]

PFAS Testing Market

New regulatory limits driving **increased surveillance testing** with **greater detection requirements**[4]

Significant global funding, including $10BN U.S. Federal grant to address PFAS and other emerging contaminants in water[5]

PFAS testing is a $200MM to $250MM global market, growing +20%[6]



Note: 1. Compared to its predecessor system; 2. Compared to other high-performance tandem quadrupole mass spectrometers available on the market; 3 Using exception-focused review feature in quantitation app on waters_connect; 4. https://www.chemeurope.com/en/whitepapers/1126847/detection-of-per-and-polyfluorinated-alkyl-substances-pfas-in-environmental-water-samples.html; 5. From U.S. Infrastructure Investment and Jobs Act of 2022, cited at https://www.whitehouse.gov/briefing-room/statements-releases/2022/06/15/fact-sheet-biden-harris-administration-combatting-pfas-pollution-to-safeguard-clean-drinking-water-for-all-americans/; 6. Based on Waters' estimates, overall PFAS testing market grew 20% in 2022. Historical results are not indicative of future performance.

©2023 Waters Corporation

15

Key Messages Consistently Strong Execution Innovation Revitalized Adjacencies Gaining Traction

Taking Capabilities into Faster-Growing Adjacencies Strong Core Position ï,§ï Pharma QA/QC ï,§ï Late-Stage Drug Developmentï,§ï Food and Environmental Safetyï,§ï Clinical Diagnosticsï,§ï Materials Testing Faster-Growing Adjacencies ï,§ï Bio-separations ï,§ï Bioanalytical Characterizationï,§ï LC-MS in Diagnosticsï,§ï Battery Testingï,§ï Sustainable Polymers HSD – DD Markets comprised Note: Market of growth consulting rates data, are industry Waters internal reports and estimates market based research on long which -term are historical subject to data change for more . This mature data also markets represents as well forward as current -looking and statements recent historical and are growth subject rate to data inherent for more uncertainties nascent, high that growth could cause markets actual . These results estimates to differ are and    such differences could be material. Please refer to the Company’s Cautionary Statements. ©2023 Waters Corporation 17

High-Growth Adjacencies

Waters™

		TAM	Market Growth	Growth Drivers
	Bio-separations[1]	$1.4BN	8-10%	▪ Biologics and novel modality complexity and volume
BioAccord	Bioanalytical Characterization[2]	$1.8BN	10-12%	▪ Raw material, process development, and QA/QC testing of biologics and novel modalities
	LC-MS in Diagnostics	$1.5BN	8-10%	▪ Volume of multiplex testing for oncology, endocrinology, and drugs of abuse testing
	Battery Testing[3]	$1.4BN	18-20%	▪ Electric vehicle manufacturing volume
	Sustainable Polymers[4]	$0.9BN	10-12%	▪ Conversion of 50% of polymers to sustainable forms
		$7.0BN	**12%**	

Note: Total Addressable Market Sizing (TAM) and Market growth rates are Waters internal estimates based on current and recent historical growth rates data for markets that are nascent. These estimates are comprised of consulting data, industry reports and market research which are subject to change. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements. Source: Benchmark Mineral Intelligence; IDTechEx , IQVIA, Markets & Markets, SDi, WoodMac, Company annual reports, press releases, and earnings transcripts, and Waters Corporation information and analysis. 1. Includes columns only and not kits and reagents. 2. TAM ranges from $700M to $1.8BN, where $700M is LC-UV and LC-MS based, and the remainder includes other technologies that are relevant in bioanalytical characterization. 3. Includes thermal, microcalorimetry, and rheology segments, as well as other battery characterization technologies. 4. Excludes other types of advanced materials, where total combined TAM is $3B. $0.9B includes sustainable polymer-related thermal and mechanical analysis as well as other technologies used for materials testing.

©2023 Waters Corporation

18

Accelerating Bioanalytical Characterization

Waters™

1 RAW MATERIALS TESTING

Fingerprinting components

Cell culture media testing

2 PROCESS DEVELOPMENT

Upstream and downstream bioprocess optimization

3 QA / QC FOR BIOLOGICS

Critical quality attributes measurement during production

CUSTOMER EXAMPLES

Janssen

"We use BioAccord to **monitor metabolites, nutrients and amino acids during cell culture production of Biotherapeutics**. The information from these assays help us make critical decisions on cell lines to support projects."

AstraZeneca

Implementing **Process Analytical Technology** in bioprocessing



Roadmap to Real-time Feedback: Presentation Overview

SARTORIUS

Speeding **initial clone cell selection from 6 weeks to <1 week**



FROM
TO

REGENERON

Bringing in the specificity of mass spec into a quality environment. **Using BioAccord to speed up measurements and obtain higher quality data for biologics QA/QC testing**, including glycan and intact protein analysis.

TAM = $1.8BN, Growing at 10-12%

Note: Total Addressable Market Sizing (TAM) and Market growth rates are based on Waters' internal estimates, comprised of consulting data, industry reports and market research. These estimates are based on current and recent historical growth rates data for markets that are nascent. Data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements. TAM ranges from $700M to $1.8BN, where $700M is LC-UV and LC-MS based, and the remainder includes other technologies that are relevant in bioanalytical characterization.

©2023 Waters Corporation

19

Leaving the World Better Than We Found It 2022 ESG Highlights                Environmental Social Governance Reducing our most significant Becoming more representative Enhancing long-term stakeholder environmental impacts. of the society we live in. value with effective oversight. ~60% 100/100 44% of electricity from low -carbon score on 2022 Human Rights of board is gender or or renewable sources, a Campaign Corporate ethnicity diverse. two-fold increase over 2020. Equality Index.    Source: Waters Corporation data. ©2023 Waters Corporation 20

Putting It All Together    Near-Term Mid-Term                $19BN ï,§ $12BN Core TAM Market $12BN ï,§ $12BN Core TAM + $7BN Adjacencies Opportunity                CORE    CORE + ADJACENCIES                + ï,§ MSD-HSD end market mix Growth MSD ï,§ MSD end market mix                + Additional volume leverage +100bps + Productivity gains + + Productivity gains    +20-30bps                Margins Net Expansion + Pricing + Pricing    —Reinvest in high-growth —Reinvest -70-80bps    adjacencies    inherent Note: Growth uncertainties rate estimates that could are for cause orga actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements. Source: Waters Corporation estimates and projections. ©2023 Waters Corporation 21

Key Messages Consistently Strong Execution Innovation Revitalized Adjacencies Gaining Traction

Appendix GAAP to Non-GAAP Reconciliations

Reconciliation of GAAP to Adjusted Non-GAAP Net Sales by Operating Segments, End Markets, Geography, and Products & Services YTD Q3 2019 - 2022

Waters™

(in millions USD)				2022		2021	% Growth Reported		Currency Impact 2022 vs. 2021	% Growth CC		2021		2020	% Growth Reported		Currency Impact 2021 vs. 2020	% Growth CC
Q3 2022 (YTD)	Operating Segments	Waters	$	1,871.7	$	1,731.0	8%	$	(90.5)	13%	$	1,731.0	$	1,413.4	22%	$	37.1	20%
		TA	$	241.7	$	218.4	11%	$	(11.2)	16%	$	218.4	$	165.3	32%	$	5.2	29%
	End Markets	Pharmaceutical	$	1,258.9	$	1,175.2	7%	$	(61.2)	12%	$	1,175.2	$	926.6	27%	$	22.6	24%
		Industrial	$	641.9	$	581.9	10%	$	(29.7)	15%	$	581.9	$	474.6	23%	$	14.9	19%
		Academic & Government	$	212.7	$	192.4	11%	$	(10.7)	16%	$	192.4	$	177.5	8%	$	4.9	6%
	Geography	Asia	$	812.3	$	754.1	8%	$	(45.0)	14%	$	754.1	$	603.5	25%	$	8.1	24%
		Americas	$	762.5	$	653.3	17%	$	(1.3)	17%	$	653.3	$	546.4	20%	$	2.1	19%
		Europe	$	538.7	$	542.1	(1%)	$	(55.4)	10%	$	542.1	$	428.8	26%	$	32.2	19%
		China	*$*	*399.9*	*$*	*346.0*	*16%*	*$*	*(1.8)*	*16%*	*$*	*346.0*	*$*	*252.7*	*37%*	*$*	*11.7*	*32%*
		Asia (ex-China)	*$*	*412.4*	*$*	*408.1*	*1%*	*$*	*(43.2)*	*12%*	*$*	*408.1*	*$*	*350.8*	*16%*	*$*	*(3.6)*	*17%*
	Products & Services	Instruments	$	999.7	$	873.6	14%	$	(43.5)	19%	$	873.6	$	664.8	31%	$	13.7	29%
		Chemistry	$	385.7	$	368.5	5%	$	(16.9)	9%	$	368.5	$	300.5	23%	$	10.1	19%
		Service	$	728.1	$	707.3	3%	$	(41.3)	9%	$	707.3	$	613.4	15%	$	18.6	12%
		Total Recurring	$	1,113.7	$	1,075.8	4%	$	(58.2)	9%	$	1,075.8	$	913.9	18%	$	28.7	15%
	Total Q3 YTD		**$**	**2,113.4**	**$**	**1,949.4**	**8%**	**$**	**(101.6)**	**14%**	**$**	**1,949.4**	**$**	**1,578.7**	**23%**	**$**	**42.4**	**21%**

The Company believes that referring to comparable constant-currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation's net sales. Constant-currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period.

©2023 Waters Corporation
24

Reconciliation of GAAP to Adjusted Non-GAAP Net Sales by Operating Segments, End Markets, Geography, and Products & Services YTD Q3 2019 - 2022 (cont'd)

Waters™

(in millions USD)				2020		2019	% Growth Reported		Currency Impact 2020 vs. 2019	% Growth CC	Reported % 3 YR CAGR 2022 vs. 2019	CC % 3 YR CAGR 2022 vs. 2019
Q3 2022 (YTD)	Operating Segments	Waters	$	1,413.4	$	1,503.2	(6%)	$	(5.0)	(6%)	8%	9%
		TA	$	165.3	$	187.1	(12%)	$	(0.6)	(11%)	9%	10%
	End Markets	Pharmaceutical	$	926.6	$	972.9	(5%)	$	(4.9)	(4%)	9%	10%
		Industrial	$	474.6	$	502.7	(6%)	$	1.4	(6%)	8%	9%
		Academic & Government	$	177.5	$	214.7	(17%)	$	(2.1)	(16%)	(0%)	1%
	Geography	Asia	$	603.5	$	677.1	(11%)	$	(6.8)	(10%)	6%	8%
		Americas	$	546.4	$	585.1	(7%)	$	(0.0)	(7%)	9%	9%
		Europe	$	428.8	$	428.1	0%	$	1.2	(0%)	8%	9%
		China	*$*	*252.7*	*$*	*314.5*	*(20%)*	*$*	*(1.9)*	*(19%)*	*8%*	*8%*
		Asia (ex-China)	*$*	*350.8*	*$*	*362.6*	*(3%)*	*$*	*(4.9)*	*(2%)*	*4%*	*9%*
	Products & Services	Instruments	$	664.8	$	778.5	(15%)	$	(2.2)	(14%)	9%	10%
		Chemistry	$	300.5	$	299.8	0%	$	(0.5)	0%	9%	9%
		Service	$	613.4	$	612.0	0%	$	(2.9)	1%	6%	7%
		Total Recurring	$	913.9	$	911.8	0%	$	(3.4)	1%	7%	8%
	Total Q3 YTD		**$**	**1,578.7**	**$**	**1,690.3**	**(7%)**	**$**	**(5.6)**	**(6%)**	**8%**	**9%**

The Company believes that referring to comparable constant-currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation's net sales. Constant-currency growth rate, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, ignoring the impact of foreign currency exchange rates during the current period.

©2023 Waters Corporation

25

Operating Income Reconciliation of GAAP to Adjusted Non-GAAP Trailing Twelve Months (TTM) Ended October 1, 2022 (in thousands)    Operating    Operating Income Trailing Twelve Months Income Percentage GAAP $ 849,312 28.8% Adjustments:    Purchased intangibles amortization 6,598 0.2% Acquired in-process research and development 9,797 0.3% Restructuring costs and certain other items 10,856 0.4% Pension expenses — Litigation settlement 5,165 0.2% Certain income tax items — Adjusted Non-GAAP $ 881,728 29.9% Q3 2022 YTD    GAAP $ 587,112 27.8% Adjustments:    Purchased intangibles amortization 4,863 0.2% Acquired in-process research and development 9,797 0.5% Restructuring costs and certain other items 7,187 0.3% Certain income tax items — Adjusted Non-GAAP $ 608,959 28.8% Q4 2021    GAAP $ 262,200 31.3% Adjustments:    Purchased intangibles amortization 1,735 0.2% Restructuring costs and certain other items 3,669 0.4% Pension expenses — Litigation settlement 5,165 0.6% Certain income tax items — Adjusted Non-GAAP $ 272,769 32.6% ©2023 Waters Corporation 26